
FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 10/1/96

ADCPB BALANCE
Prior Month ADCPB                                                85,794,349.18
Initial ADCPB                                                    85,790,915.00
Current Month ADCPB (Before addition of New Property)            83,826,254.53
Base Principal Amount (Prior - Current)                           1,968,094.65
Add:  ADCPB of New Transferred Property                           1,968,268.83
Ending ADCPB (Current + ADCPB of New Property)                   85,794,523.36

CLASS A INTEREST SCHEDULE

     Prior Month Class A Principal Balance                       73,780,187.00
     Class A Certificate Rate                                             6.85%
     One twelfth of Class A Certificate Rate                              0.57%
     Class A Certificate Interest                                   421,161.90
     Prior Month Class A Overdue Interest                                 0.00

     Class A Interest Due                                           421,161.90
     Class A Interest Paid                                          421,161.90

     Current Month Class A Overdue Interest                               0.00

CLASS A PRINCIPAL SCHEDULE

     Prior Month Class A Principal Balance                       73,780,187.00
     Class A Percentage                                                  86.00%
     Base Principal Amount                                        1,968,094.65
     Class A Base Principal Distribution Amount                           0.00
     Prior Month Class A Overdue Principal                                0.00
     Total A Note Principal Due                                           0.00

     Class A Principal Paid                                               0.00

     Class A Overdue Principal                                            0.00
                                                                 -------------

     Current Month Class A Principal Balance                     73,780,187.00



FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 10/1/96


CLASS B-1 INTEREST SCHEDULE
     Prior Month Class B-1 Principal Balance                      3,431,637.00
     Class B-1 Certificate Rate                                           7.63%
     One twelfth of Class B-1 Certificate Rate                            0.64%
     Class B-1 Certificate Interest                                  21,819.49
     Prior Month Class B-1 Overdue Interest                               0.00

     Class B-1 Interest Due                                          21,819.49
     Class B-1 Interest Paid                                         21,819.49


     Current Month Class B-1 Overdue Interest                             0.00

CLASS B-1 PRINCIPAL SCHEDULE

     Prior Month Class B-1 Principal Balance                      3,431,637.00
     Class B-1 Percentage                                                 4.00%
     Base Principal Amount                                        1,968,094.65
     Class B-1 Base Principal Distribution Amount                         0.00
     Prior Month B-1 Overdue Principal                                    0.00
     Total B-1 Note Principal Due                                         0.00
                                                                  ------------

     Class B-1 Principal Paid                                             0.00


     Class B-1 Overdue Principal                                          0.00

     Current Month Class B-1 Principal Balance                    3,431,637.00


FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 10/1/96


CLASS B-2 INTEREST SCHEDULE
     Prior Month Class B-2 Principal Balance                      3,431,637.00
     Class B-2 Certificate Rate                                           8.17%
     One twelfth of Class B-2 Certificate Rate                            0.68%
     Class B-2 Certificate Interest                                  23,363.73
     Prior Month Class B-2 Overdue Interest                               0.00

     Class B-2 Interest Due                                          23,363.73
     Class B-2 Interest Paid                                         23,363.73

     Current Month Class B-2 Overdue Interest                             0.00

CLASS B-2 PRINCIPAL SCHEDULE

     Prior Month Class B-2 Principal Balance                      3,431,637.00
     Class B-2 Percentage                                                 4.00%
     Base Principal Amount                                        1,968,094.65
     Class B-2 Base Principal Distribution Amount                         0.00
     Prior Month B-1 Overdue Principal                                    0.00
     Total B-1 Note Principal Due                                         0.00

     Class B-2 Principal Paid                                             0.00

     Class B-2 Overdue Principal                                          0.00

     Current Month Class B-2 Principal Balance                    3,431,637.00



FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 10/1/96


SERVICING FEE SCHEDULE
     Prior Month ADCPB                                85,794,349
     Servicer Fee Rate                                    0.5000%
     One-twelfth                                          0.0417%
     Servicer Fee                                      35,747.65

     Prior Servicer Fee Arrearage                           0.00
     Servicer Fee Due                                  35,747.65

     Servicer Fee Paid                                 35,747.65

     Current Servicing Fee Arrearage                        0.00

BACK-UP SERVICING FEE SCHEDULE

     Prior Month ADCPB                                85,794,349
     Back-Up Servicer Fee Rate                            0.0130%
     One-twelfth                                          0.0011%
     Back-up Servicer Fee                                 929.44

     Prior Back-Up Servicer Fee Arrearage                   0.00
     Total Back-Up Servicer Fee Due                       929.44

     Back-Up Servicer Fee Paid                            929.44

     Current Back-Up Servicing Fee Arrearage                0.00


TRUSTEE FEE SCHEDULE

     Trustee Fee                                          291.67
     Trustee Fee Rate                                     0.0100%

     Prior Trustee Fee Arrearage                            0.00
     Total Trustee Fee Due                                291.67

     Trustee Fee Paid                                     291.67

     Current Trustee Fee Arrearage                          0.00


CERTIFICATE PREMIUM SCHEDULE

     Initial Class A Balance                       73,780,187.00
     Premium Rate                                         0.0208%
     Prior Premium Arrearage                                0.00
     Premium Amount Due                                15,371.00

     Premium Amount Paid                               15,371.00

     Current Premium Arrearage                              0.00


FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 10/1/96

Early Amortization Events

 (a) Default in the payment to the Class A Certificateholders or the Class B Certificateholders of any interest or principal due hereunder in accordance with the provisions of Section 6.06 when such payment becomes due and payable and continuance of such default for a period of five business days; or [10.01 (a)]

 (b) Default in the performance, or breach, of the any covenant or agreement of the Depositor in this Agreement (other than a coveneant or agreement a default in whose performance or whose breach is elsewhere in this section 10.01 specifically dealt with), and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Service, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of default" hereunder, or it, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (b)]

 (c) Any proceeding shall be instituted against the Depositor (or, if the Depositor is actively contesting the merits thereof, such proceeding is not dismissed within 90 days) seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or any of its Indebtedness under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or [10.01 (c)]

 (d) The commencement by the Depositor of a voluntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insovent, or the consent by it to the entry of a decree or order for relief in respect of the Depositor in an involuntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or to the consent by it to the filing of such petition or to the appointment or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Depositor or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the making by it of an admission by it in writing of its inability to pay its Debts generally as they become due, or the taking of corporate action by the Depositor in furtherance of any such action; or [10.01 (d)]

 (e) Judgments or orders in respect of money (other than such judgements or orders in respect of which adequate insurance is maintained for the payment thereof) against the Depositor shall remain unpaid, unstayed on appeal, undischarged, unbonded or undismissed for a period of 30 days or more; or [10.01 (e)]

 (f) There is a material breach of any of the representations and warranties of the Depositor set forth in Section 3.01 (a) and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Servicer, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remitted and stating that such notice is a "Notice of Default" hereunder, our if, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (f)]

 (g) The Trust Certificate Percentage Interest is less than the Subordinated Amount; or [10.01 (g)]

 (h) A Gross Charge-Off Event has occurred and is continuing; or [10.01 (h)]

 (i) A Delinquency Trigger Event has occurred and is continuing; or

 (j) An Event of Servicing Termination has been declared; or [10.01 (j)]

 (k) The Certificate Insurer has made an insured Payment under the policy. [10.01 (k)]

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 10/1/96

RESTRICTING EVENT CALCULATIONS

         (a)  Event of Servicer Termination (Yes/No)                  No
                                                                 -------------

         (b)  Certificate Insurer makes an Insured Payment            No
                                                                 -------------

         (a)  Gross Charge-Off Event (Yes/No)                         No
                                                                 -------------

         (b)  Delinquency Trigger Event                               No
                                                                 -------------

Events of Servicer Termination

 (i) Any failure by the Servicer to make any payment, deposit, transfer or delivery required to be made hereunder (other than with respect to the Monthly Servicer Report, As to which the remedy is set forth in section
       11.01 (a) (ii) hereof) on the date of such payment, deposit, transfer or delivery is required to be made; [11.01 (a)(i)]

 (ii)  Any failure by the Servicer to submit a Monthly Statement pursuant to
       Section 6.07 hereof that continues unremedied for a period of three business days after the earlier of the date upon which (A) the Certificate Insurer or a Certificateholder provides written notification to the Servicer of such failure or (B) the Depositor becomes aware that the Certificate Insurer and the Certificateholders have not received a copy of the Monthly Report in accordance with the provisions hereof (provided that the Servicer shall be granted a two business day grace period on not more than one occasion during each Collection Period); [11.01 (a)(ii)]

 (iii) Any failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in the Certificates or in this agreement, as in the case may be, or any breach of representation or warranty of the Servicer set forth in Section 3.02 of this Agreement, which failure or breach (A) materially and adversely affects the rights of the Trustee, Certificateholders, the Certificate Insurer or the Depositor and (B) continues unremedied for a period of 30 days after the earlier to occur of(x) the date on which written notice of such failure or breach, requiring the situation giving rise to such failure or breach to be remedied, shall have been given to a Servicing Officer of the Servicer or a Responsible Officer of the Trustee by the Depositor or any Holder of Certificates or (y) the date on which any Servicing Officer or Responsible Officer of the Trustee first knows, or reasonably should have known, of such failure or breach; [11.01 (a)(iii)]

 (iv) The Servicer shall consent to the appointment on a custodian, receiver, trustee or liquidator (or other similar official) of itself, or of a substantial part of its property, or shall admit in writing its inability to pay its debts generally as they come due, a court of competent jurisdiction shall determine that the Servicer is generally not paying its debts as they come due or the Servicer shall make a general assignment for the benefit of creditors; [11.01 (a)(iv)]

 (v) The Servicer shall file a voluntary petition in bankruptcy or a voluntary petition or an answer seeking reorganization in a proceeding under any bankruptcy laws (as now defined hereafter in effect) or an answer admitting the material allegation of a petition filed against the Servicer shall, by voluntary petition, answer or consent, seek relief under the bankruptcy or other similar law providing for the reorganization or winding up of debtors, or providing for an agreement, composition, extension or adjustment with its creditors; [11.01 (a)(v)]

 (vi) An order, judgment or decree in excess of [$500,000] shall be entered in any proceeding by any court of competent jurisdiction appointing, without the consent (express or legally implied) of the Servicer, a custodian, receiver, trustee or liquidator (or other similar official) of the Servicer, or any substantial part of its property,or sequestering any substantial part of its property, and any such order, judgement or decree or appointment or sequestration shall remain in force undismissed, unstayed or unvacated for a period of [90] days after the date of entry thereof; [11.01 (a)(vi)]

 (vii) A petition against he Servicer in a proceeding under applicable bankruptcy laws or their insolvency laws, as now or hereafter in effect, shall be filed and shall not be stayed, withdrawn or dismissed within 60 days thereafter, or if, under the provisions of any of any law providing for reorganization or winding up of debtors which may apply to the Servicer, or any substantial part of its property, and such jurisdiction, custody or control shall remain in force unrelinquished, unstayed or unterminated for a period of 60 days; [11.01(a)(vii)]

 (viii)Any assignment by the Servicer to a delegate of its duties or rights hereunder, except as specifically permitted hereunder, or any attempt to make such an assignment; or [11.01 (a)(viii)]

 (ix) for so long as the Servicer is First Sierra, its Total Capital is less than $9 million. [11.01 (a)(ix)]

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 10/1/96


GROSS CHARGE-OFFS (>=160 AND ACCOUNTS BOUGHT BACK BY SOURCE)
                              Gross                         Gross                       Monthly
                             Defaults      Recoveries    Charge-Offs    ADCPB         Charge-Offs
                             --------      ----------    -----------    -----         -----------
         2 months prior             0                0           0      83,999,395          0.00%
         1 month prior        100,353          100,353           0      83,942,153          0.00%
         Current              344,696          344,696           0      83,931,117          0.00%


                             Gross Charge-Off Ratio:                                        0.00%
                             Maximum Charge-Off Ratio:                                      2.50%



   30+ DELINQUENCIES
                                                                 Monthly
                             Delinquencies     ADCPB          Delinquencies
                             -------------     -----          -------------
         2 months prior      3,881,760         83,999,395             4.62%
         1 month prior       3,503,237         83,942,153             4.17%
         Current month       3,957,922         83,931,117             4.72%

                         Delinquency Ratio:                           4.50%
                         Maximum Delinquency Ratio:                   6.00%




FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 10/1/96
ISSUER RESTRICTING EVENT CALCULATIONS

         (a)  Gross Defaults (>=180)                                  No
                                                                 -------------

         (b)  Issuer Delinquency Ratio                                No
                                                                 -------------


   GROSS DEFAULTS (>=180)



                                                                          Monthly
                              Gross Default           ADCPB             Charge-Offs
                              -------------           -----             -----------
              Current                      0          83,931,117              0.00%


                    i    A       Subordinated Percentage                     10.00%
                         B       WAL of Remaining Leases                      2.18
                   ii            Two
                                 Trigger (i/ii)                               2.29%




ISSUER DELINQUENCY RATIO (90+ DAYS)

                                                                         Monthly
                                   Delinquencies       ADCPB          Delinquencies
                                   -------------       -----          -------------
              2 months prior             553,629       83,999,395             0.66%
              1 month prior              446,572       83,942,153             0.53%
              Current month              392,982       83,931,117             0.47%



                              Delinquency Ratio:                              0.55%
                              Maximum Delinquency Ratio:                      2.50%



EARLY AMORTIZATION EVENT

         (1)  Is Subordinate Interest less than 8.86% of ADCPB?       No
                                                                   ------------

         (2)  Has a Gross Charge-Off Event Occurred?                  No
                                                                   ------------

         (3)  Has a Delinquency Event Occurred?                       No
                                                                   ------------


FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 10/1/96

Aging/Delinquency Statistics
                                                                                                % OF
                                                                      ADCPB                     TOTAL
Current                                                             79,973,195                  95.28%

31-60 Days Past Due                                                  2,548,544                   3.04%
61-90 Days Past Due                                                  1,016,396                   1.21%
91+ Days Past Due                                                      392,982                   0.47%
                                                                    ----------

Total                                                               83,931,117                 100.00%


Certificate Factors

Class A Notes                                                        1.0000000
Class B-1 Notes                                                      1.0000000
Class B-2 Notes                                                      1.0000000


Substitution Limits [Section 7]

Initial ADCPB                                                    85,790,915.00
Maximum Substitution (10% of Initial)                             8,579,091.50
Maximum Substitution for Defaulted Contracts
  (5% of Initial)                                                 4,289,545.75

Prior month ADCPB Substituted                                       209,538.18
Current month ADCPB Substituted                                     415,253.09
Cumulative ADCPB Substituted                                      1,534,825.11

Prior month ADCPB Substituted for Defaulted Contracts                     0.00
Current month ADCPB Substituted Defaulted Contracts                       0.00
Cumulative ADCPB Substituted for Defaulted Contracts                      0.00



FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
------------------------------------------------------------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE                                                                 New Transf.
FOR THE COLLECTION PERIOD ENDING 10/1/96                                          Security    Property
                                                        Lockbox     Collection     Deposit    Funding    Intra-Month    Payment Date
                                                        Account      Account       Account    Account   Distributions  Distributions
------------------------------------------------------------------------------------------------------------------------------------

BEGINNING ACCOUNT BALANCES                             246,804.84

LOCKBOX ACCOUNT
     Transfer of prior period Payments not yet
       transferred to Collection Account              (120,019.23)
     Transfer of prior period Excluded Amounts
       not yet transferred                             (47,161.20)
     Collections Received [5.02 (b)(d)]              2,577,789.44
     Excluded Amounts [5.02 (d)][Definition]          (894,556.88)
     Collections on Deposit due Collection
       Account [5.02 (d)]                           (1,358,445.18)

     Ending Balance @ 9/1/96                           404,411.79


COLLECTION ACCOUNT
     BEGINNING BALANCE @ 9/1/96                                       1,272,796.18

     ACTIVITIES RELATED TO COLLECTION
       PERIOD ENDED 9/1/96
     Add:  Servicer Advance                                             813,682.65
     Add:  Payments due Collection Account
           from last 2 business days                                    120,019.23
     Add:  Add'l transfers                                                    0.00
     Add:  Amounts to Collection Acct from                                    0.00
           Security deposit account                                           0.00
     Less: Total distributions on 7/10/96                            (2,206,498.06)
     ACTIVITIES RELATED TO COLLECTION
       PERIOD ENDED 10/1/96
     Aggregate Amount of Actual Payments [6.01 b (i)]                 1,359,467.35
     Add:  Servicer Advances [5.03][6.01 b (ii)]                              0.00
     Add:  Sch. Payments, Final Payments
           or Purchase Option from Sec. Deposit                               0.00
           Account [6.01 b (iii)]
     Add:  Reconveyance Amounts by                                            0.00
           Servicer [6.01 b (iv)]
     Add:  Any Investment Earnings [6.01 b (v)]                           4,522.27
     Add:  Deposits from New Transferred
           Property Funding Account [6.01 b (vi)]                             0.00
     Add:  Amount Payable to Class A
           Certificateholders under 6.04 d [6.01 b(vii)]                      0.00
     Add:  Advance Payments Due and Owing
           for Collection Period [6.01 c]                                     0.00
     Add:  Security Deposits Related to Prepayment                            0.00
     Add:  Offset Amount as Provided by 5.12 [6.01 c]                         0.00
     Less: Amounts transferred to the New
           Transferred Property Funding Account [6.01 d]                      0.00
     Less: Amounts Sevicer Advanced but
           deems uncollectible [6.01 d]                                       0.00
     Less: Payments due Collection Acct.
           from last 2 business days in calendar mo.                          0.00

     Ending Balance @ 9/30/96                                         1,363,989.62

     Add:  Pmt. transferred to Coll. Acct.
           from 2 days prior (9/27/96)                                   28,629.00

     Ending Balance @ 10/1/96                                         1,392,618.62

     Add:  Servicer Advances to be deposited
           on Determination Date                                        769,591.49
     Add:  Payments due Collection Acct from
           last  2 business days                                        361,857.05
     Add:  Payments not yet transferred to
           the Collection Account                                             0.00
     Add:  Amounts to Collection Account
           from Security Deposit Account [6.02 c]                             0.00

    Adjusted Collection Account Balance                               2,524,067.16



FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-----------------------------------------------------------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 10/1/96

SECURITY DEPOSIT ACCOUNT
     Beginning  Balance                                                              128,396.28
     Add: Balance deposited on closing date                                                0.00
     Add: Security Deposits [6.02 b]                                                       0.00
     Less: Amounts to Collection Account [6.02 c]                                          0.00
     Add:  Investment Earnings                                                           551.61
                                                                                     ----------

     Ending Balance @ 9/30/96                                                        128,947.89

     Less: Amounts to Collection Account [6.02 c]                                          0.00

     Adjusted Security Deposit  Account Balance                                      128,947.89


NEW TRANSFERRED PROPERTY FUNDING ACCOUNT



     BEGINNING BALANCE                                                                         0.00
     Add:  Amount Transferred from
           Collection Account in consid.
           of New Trans. Property
           [6.05 i 1]                                                                          0.00
     Add:  Amount Transferred to New
           Transferred Property Funding
           Account [6.05 ii]                                                                   0.00
     Less: Amount Transferred from
           Collection Account in consid.
           of New Trans. Property [6.05 iii]                                                   0.00
                                                                                      --------------

     Ending Balance @ 9/30/96                                                                  0.00

     Add:  Amount Transferred from
           Collection Account in consid.
           of New Trans. Property [6.05 i 1]                                           1,968,268.83

     Less: Amount Transferred from
           Collection Account in consid.
           of New Trans. Property [6.05 iii]                                          (1,968,268.83)
                                                                                      --------------

     Adjusted New Transferred Property
       Funding Account Balance                                                                 0.00




-----------------------------------------------------------------------------------------------------------------------------------
FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-----------------------------------------------------------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 10/1/96

AVAILABLE AMOUNT TO CERTIFICATE HOLDERS                                               2,524,067.16


DISBURSEMENTS FROM COLLECTION ACCOUNT
 (PRIOR TO INITIAL AMORTIZATION DATE]

(i)      Initial Unpaid Amts inadvertently
         dep. in Collection Account [6.06 b
         (i)]                                                                                 0.00

(ii)     Indemnity payments paid
         inadvertently dep in Collection
         Account [6.06 b (ii)]                                                                0.00

(iii)    Aggregate of: [6.06 b (iii)]
     (A)      Unreimbursed Servicer Advances from
              current collection period                                                       0.00

     (B)      Unreimbursed Servicer Advances from
              prior collection period                                                         0.00

     (C)      Servicing Charges inadvertently
              deposited in Collection Account                                                 0.00

(iv)     Current and unpaid Servicing Fees                                               35,747.65

(v)      Current and unpaid Back-up Servicing
         Fees [6.06 b (iv)]                                                                 929.44

(vi)     Premium Amount due on Payment Date
         and unpaid Premiums [6.06 b (v)]                                                15,371.00

(vii)    Trustee Fee due on Payment Date and
         unpaid Trustee Fees [6.06 b (vi)]                                                  291.67

(viii)   Class A Certificate Interest and
         Overdue Class A Interest [6.06 b
         (vii)]                                                                         421,161.90

(ix)     Class B-1 Certificate Interest and
         Overdue Class B-1 Interest [6.06 b
         (viii)]                                                                         21,819.49

(x)      Class B-2 Certificate Interest and
         Overdue Class B-2 Interest [6.06 b
         (ix)]                                                                           23,363.73

(xi)     Certificate Insurer Reimbursement
         Amount, if any, due on Payment Date
         [6.06 b (x)]                                                                         0.00

(xii)    Any amounts due Servicer under 9.03
         [6.06 b (xi)]                                                                        0.00

(xiii)   To the Servicer Security Deposit
         Refund under 6.02C                                                                   0.00

(ix)     To the depositor the lesser of Base
         Principal Amount or ADCPB new
         Contracts                                                                    1,968,094.65
         transferred to the Trust,
         [6.06 b (xii)]

If       less than the Base Principal Amount,
         the remainder to the New Transferred
         Property                                                                             0.00
         Funding Account [6.06 b(xii)]

(x)      To the Holder of the Trust
         Certificate any remaining amounts
         [6.06 b (xiii)]                                                                 37,287.64




FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-----------------------------------------------------------------------------------------------------------------------------------

FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 10/1/96
DISBURSEMENTS FROM COLLECTION ACCOUNT (ON AND AFTER INITIAL AMORTIZATION DATE)

(i)      Initial Unpaid Amts inadvertently
         dep. in Collection Account [6.06 c
         (i)]                                                                                                         0.00

(ii)     Indemnity payments paid
         inadvertently dep in Collection
         Account [6.06 c (ii)]                                                                                        0.00

(iii)    Aggregate of: [6.06 c (iii)]

         (A)  Unreimbursed Servicer Advances from
              prior periods                                                                                           0.00



         (B)  Servicer Fee
              and unpaid Servicer Fee                                                                                 0.00
         (C)  Servicing Charges inadvertently
              deposited in Collection Account                                                                         0.00

(iv)     Current and unpaid Back-up Servicing
         Fees [6.06 c (iv)]                                                                                           0.00

(v)      Premium Amount due on Payment Date
         and unpaid Premiums [6.06 c (v)]                                                                        15,371.00

(vi)     Trustee Fee due on Payment Date and
         unpaid Trustee Fees [6.06 c (vi)]
                                                                                                                      0.00

(vii)    Class A Certificate Interest and
         Overdue Class A Interest [6.06 c
         (vii)]                                                                                                       0.00

(viii)   Class B-1 Certificate Interest and
         Overdue Class B-1 Interest [6.06 c
         (viii)]                                                                                                      0.00

(ix)     Class B-2 Certificate Interest and
         Overdue Class B-2 Interest [6.06 c
         (ix)]                                                                                                        0.00

(x)      Class A Base Principal Distribution
         Amount and Overdue Class A Principal
         [6.06 c (x)]                                                                                                 0.00

(xi)     Certificate Insurer Reimbursement
         Amount, if any, due on Payment Date
         [6.06 b (xi)]                                                                                                0.00

(xii)    Class B-1 Base Principal
         Distribution Amount and Overdue
         Class B-1 Principal [6.06 c (xii)]
         provided no restricting events                                                                               0.00
         exists

(xiii)   Class B-2 Base Principal
         Distribution Amount and Overdue
         Class B-2 Principal [6.06 c (xiii)]
         provided no restricting events                                                                               0.00
         or issuer restricting event exists

(xiv)    Any amounts due Servicer under 9.03
         [6.06 b (xiv)]                                                                                               0.00

(xv)     Prepayments optionally transferred
         to collection account and disbursed
         in consideration of the transfer                                                                             0.00
         of New Transferred Property not in
         excess of $5,000,000 [6.06 c (xv)]

(xvi)    To the Holder of the Trust
         Certificate any remaining amounts
         [6.06 b (xiii)]                                                                                              0.00



     REVIEWED BY:



     --------------------------------------------------
     SANDY B. HO
     SENIOR VICE PRESIDENT AND CHIEF FINANCIAL OFFICER

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